UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 17, 2017 (January 11, 2017)

Date of Report (Date of earliest event reported)

messageBgone, Inc.
(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation or organization)

333-2080204

(Commission File Number)

30-0881998

(I.R.S. Employer Identification Number)

53 Moo 3, Tha Hin, Banpho, Chachoengsao 24130 Thailand

Country Code: (1) Telephone Number: (702) 381-5798

(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Unless otherwise provided in this Current Report on Form 8-K, all references to "we," "us," "our," or the "Company" refer to the Registrant, messageBgone, Inc.

Item 4.01 Changes in Registrant's Certifying Accountant.

Item 4.01(a) Resignation of Independent Accountant.

On January 11, 2017, the Company's Board of Directors (the "Board") determined to terminate its engagement letter with Kyle L. Tingle, CPA, LLC and accept the resignation of Kyle L. Tingle, CPA, LLC its independent registered public accounting firm effective immediately.

During the period ended August 31, 2016 (the "Review Period"), there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Kyle L. Tingle, CPA, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Kyle L. Tingle, CPA, LLC, would have caused Kyle L. Tingle, CPA, LLC to make reference on the subject matter of the disagreements in its reports. None of Kyle L. Tingle, CPA, LLC’s audit reports for the period ended August 31, 2016 contained an adverse opinion or disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope, or accounting principles, except to indicate that there was substantial doubt about the Company's ability to continue as a going concern.

During the year ended August 31, 2016, there were no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Kyle L. Tingle, CPA, LLC with a copy of this Form 8-K, and has requested that Kyle L. Tingle, CPA, LLC furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter is filed with this Form 8-K.

Item 4.01(b) Engagement of New Independent Accountant.

On January 12, 2017, upon the recommendation of the Company's Board, the Company engaged PLS CPA, A Professional Corporation ("PLS"), as its new independent registered public accounting firm effective immediately. PLS will audit the Company's financial statements for the fiscal year ending August 31, 2017 and will conduct reviews of the Company's unaudited quarterly financial statements required prior to the audit and report and then on an ongoing basis thereafter.

During the Review Period, neither the Company nor anyone on its behalf consulted with PLS with respect to (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that PLS concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue or (2) any matter that was either the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a "reportable event" (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Resignation Letter of Kyle L. Tingle, CPA, LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

messageBgone, Inc.

Date: January 17, 2017	By:	/s/ Arraya Wilaiphan
Arraya Wilaiphan
President/Principal Executive Officer

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